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As filed with the Securities Exchange Commission on November 23, 1999

File No. 005-38093

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13E-3
RULE 13e-3 TRANSACTION STATEMENT
(Pursuant to Section 13(e) of the Securities Exchange Act of 1934)
(Final Amendment)

Merrill Corporation
(Name of Issuer)

Merrill Corporation
John W. Castro
Rick R. Atterbury
Viking Merger Sub, Inc.
DLJ Merchant Banking Partners II, L.P.
DLJ Offshore Partners II, C.V.
DLJ Diversified Partners, L.P.
DLJMB Funding II, Inc.
DLJ Merchant Banking Partners II-A, L.P.
DLJ Diversified Partners-A L.P.
DLJ EAB Partners, L.P.
DLJ Millennium Partners, L.P.
DLJ Millennium Partners-A, L.P.
DLJ Investment Partners, L.P.
DLJ First ESC L.P.
DLJ ESC II L.P.
(Name of Persons Filing Statement)

Common Stock, par value $0.01 per share
(Title of Class of Securities)

590175 10 5
(CUSIP Number of Class of Securities)

John W. Castro
President and Chief Executive Officer
Merrill Corporation
One Merrill Circle
St. Paul, Minnesota 55108
(651) 646-4501
(Name, Address and Telephone Number of Person Authorized to Receive Notices and
Communications on Behalf of the Persons Filing Statement)

Copies To:

Bruce A. Machmeier, Esq. Oppenheimer Wolff & Donnelly LLP 45 South Seventh Street, Plaza VII Minneapolis, MN 55402	George R. Bason, Jr., Esq. Davis Polk & Wardwell 450 Lexington Avenue New York, NY 10017

This statement is filed in connection with (check the appropriate box):

a.	/x/	The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.
b.	/ /	The filing of a registration statement under the Securities Act of 1933.
c.	/ /	A tender offer.
d.	/ /	None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies:  / /

CALCULATION OF FILING FEE

Transaction Valuation	Amount of Filing Fee
$360,210,827*	$72,050.00**
*
For purposes of calculation of fee only, this amount is based on (i) 16,115,520 shares (the number of shares of Common Stock of Merrill Corporation outstanding as of July 14, 1999 ("Common Stock")) minus 979,091 shares (the number of shares of Common Stock to be retained in the Merger) multiplied by $22.00, the cash consideration per share plus (ii) $27,209,389, the aggregate amount anticipated to be paid to certain persons holding options to acquire shares of common stock in consideration of cancellation of such options (assuming an aggregate of 3,166,368 options are cancelled in exchange for cash in the transaction).
**
The amount of the filing fee calculated in accordance with Exchange Act Rule 0-11 equals 1/50th of 1% of the value of the securities proposed to be acquired.

    /x/  Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offering fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid: $72,050.00	Filing Party: Merrill Corporation
Form or Registration No.: Preliminary Schedule 14A Proxy Statement	Date Filed: August 2, 1999.

    Merrill Corporation, a Minnesota corporation (the "Company"), John W. Castro, President and Chief Executive Officer of the Company, Rick R. Atterbury, Executive Vice President and Chief Technology Officer of the Company, Viking Merger Sub, Inc., a Minnesota corporation ("Viking") and the following entities (collectively, the "DLJ Entities"): DLJ Merchant Banking Partners II, L.P. ("DLJMB"), a Delaware limited partnership, DLJ Offshore Partners II, C.V. ("Offshore"), a Netherlands Antilles limited partnership, DLJ Diversified Partners, L.P. ("Diversified"), a Delaware limited partnership, DLJMB Funding II, Inc. ("Funding"), a Delaware corporation, DLJ Merchant Banking Partners II-A, L.P. ("DLJMB-A"), a Delaware limited partnership, DLJ Diversified Partners-A L.P. ("Diversified-A"), a Delaware limited partnership, DLJ EAB Partners, L.P. ("EAB"), a Delaware limited partnership, DLJ Millennium Partners, L.P. ("Millennium"), a Delaware limited partnership, DLJ Millennium Partners-A, L.P. ("Millennium-A"), a Delaware limited partnership, DLJ Investment Partners, L.P., a Delaware limited partnership, DLJ First ESC L.P. ("DLJ First"), a Delaware limited partnership, and DLJ ESC II L.P. ("ESC II"), a Delaware limited partnership, hereby submit this final amendment to their Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Statement"). This Statement relates to an Agreement and Plan of Merger dated as of July 14, 1999, as amended (the "Merger Agreement"), among the Company and Viking pursuant to which Viking merged with and into the Company (the "Merger"), with the Company as the surviving entity. In the Merger, each outstanding share of common stock of the Company was converted, without any action on the part of the shareholders, into the right to receive $22.00 in cash per share. Company shares owned by John W. Castro totaling 909,091 and 70,000 Company shares owned by Rick R. Atterbury were, immediately prior to the time the Merger became effective, converted into new class B shares in the Company and will remain outstanding. Any shares of the Company held by the Company as treasury stock were canceled without payment being made therefor. Any Company shares with respect to which dissenters' rights have been exercised will be dealt with as provided in the definitive proxy statement of the Company dated as of October 25, 1999 relating to the solicitation of proxies for the Special Meeting of Shareholders of the Company at which the shareholders of the Company voted upon the approval of the Merger Agreement (the "Proxy Statement") and will not automatically convert into cash.

    This Statement is intended to satisfy the reporting requirements of Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Proxy Statement was filed by the Company with the Securities and Exchange Commission (the "Commission") immediately prior to the filing of this Statement. Terms used but not defined herein shall have the meanings set forth in the Proxy Statement.

    This final amendment to this Statement reports the consummation of the transactions contemplated by the Merger Agreement following approval thereof by the shareholders of the Company at a special meeting of such shareholders held on November 23, 1999.

Item 2.  Identity and Background

    (a)  This final amendment to the Schedule 13E-3 is being filed by the issuer, Viking, John W. Castro, Rick R. Atterbury and the DLJ Entities.

Item 3.  Past Contacts, Transactions or Negotiations

    (b)  At a special meeting of shareholders of the Company held on November 23, 1999, the shareholders of the Company approved and adopted the Merger in accordance with the Merger Agreement. The Merger was structured as the merger of Viking with and into the Company, with the Company as the surviving corporation. The Merger became effective on November 23, 1999 after the filing of the Articles of Merger with the Secretary of State of the State of Minnesota. As a result of the Merger, each share of common stock of the Company outstanding immediately prior to the Merger converted into the right to receive $22.00 in cash. In addition, immediately prior to the time the Merger became effective, 909,091 shares of common stock of the Company owned by John W. Castro and 70,000 shares of common stock owned by Rick R. Atterbury converted into new class B common shares of the Company and remain outstanding after the Merger.

Item 5.  Plans or Proposals of the Issuer of Affiliate

    The Merger was consummated on November 23, 1999 and the transaction was closed.

Item 9.  Reports, Opinions, Appraisals and Certain Negotiations

    (a)  Prior to consummating the transaction, the Board of Directors of the Company received a solvency opinion with respect to the Company from Valuation Research Corporation.

    (b)(1)  Since its founding in 1975, Valuation Research Corporation has provided valuation services to clients throughout the United States, including Fortune 500 companies, as well as internationally through its affiliation with various valuation companies across Europe and South America. The financial group activities of Valuation Research Corporation include financial advisory services, asset and securities valuations, industry and company research and analysis, litigation support and expert testimony. Valuation Research Corporation is regularly engaged in the valuation of businesses and their securities and providing solvency and fairness opinions in connection with mergers, acquisitions and reorganizations and for estate, tax, corporate and other purposes.

    (b)(2)  Valuation Research Corporation has provided solvency opinions in over 40 transactions in the past year.

    (b)(3)  The Company selected Valuation Research Corporation based on its qualifications and reputation.

    (b)(4)  Not applicable.

    (b)(5)  Not applicable.

    (b)(6)  Valuation Research Corporation concluded that, after giving effect to the Merger and related transactions, (i) the fair market value and present fair saleable value of the assets of the Company and its subsidiaries on a consolidated basis exceeds and will exceed its stated liabilities and identified contingent liabilities on a consolidated basis, (ii) the Company and its subsidiaries on a consolidated basis will be able to pay its debts on a consolidated basis as they become absolute and mature, and (iii) the capital of the Company and its subsidiaries on a consolidated basis is not and will not be unreasonably small for the present and anticipated businesses. Valuation Research Corporation based its opinion on such review, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Pursuant to General Instruction D of Schedule 13E-3, the full text of the opinion and the final opinion booklet which together set forth the assumptions made, matters considered and limitation on the review undertaken are attached hereto as exhibits and incorporated herein by reference.

    (c)  The full text of the opinion and the final opinion booklet are attached hereto as exhibits and incorporated herein by reference.

Item 11.  Contracts, Arrangements or Understandings with Respect to the Issuer's Securities

    Viking, the DLJ Entities, certain institutional investors and John W. Castro and Rick R. Atterbury have entered into an Investors' Agreement dated as of November 23, 1999 (the Investors' Agreement). Pursuant to the Investors' Agreement, the Board of Directors of the Company will comprise seven members, three of which will be nominated by DLJMB, three of which will be nominated by Messrs. Castro and Atterbury and one of which will be nominated by certain other investors or, failing which, by DLJMB. Each of the parties to the Investors' Agreement has agreed to vote its shares of capital stock of the Company in favor of the persons so nominated, subject to certain restrictions.

Item 17.  Material to be Filed as Exhibits

    (a)  Not applicable.

    (b)(1)  Fairness Opinion of CIBC World Markets (incorporated by reference to Appendix D to the Proxy Statement).

    (b)(2)  Fairness Opinion Presentation to the Special Committee of the Board of Directors prepared by CIBC World Markets Corp. dated July 14, 1999 (filed herewith).

    (b)(3)  Solvency Opinion of Valuation Research Corporation dated November 23, 1999.

    (c)(1)  Agreement and Plan of Merger dated as of July 14, 1999 between Merrill Corporation and Viking Merger Sub, Inc. (incorporated by reference to Appendix A to the Proxy Statement).

    (c)(2)  Amendment No. 1 dated November 19, 1999 to the Agreement and Plan of Merger dated as of July 14, 1999 (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed with the Securities Exchange Commission on November 22, 1999).

    (c)(3)  Amendment to Articles of Incorporation of Merrill Corporation (incorporated by reference to Appendix B to the Proxy Statement).

    (c)(4)  Voting Agreement and Irrevocable Proxy dated as of July 14, 1999 from John Castro and Rick Atterbury (incorporated by reference to Appendix C to the Proxy Statement).

    (c)(5)  Investors' Agreement dated as of November 23, 1999 among Merrill Corporation, the DLJ Entities and certain other persons named therein.

    (d)  Proxy Statement and related Notice of Special Meeting and Proxy (incorporated by reference to the Proxy Statement filed by Merrill Corporation on the date hereof).

    (e)  Dissenters' Rights Provisions (incorporated by reference to Appendix E to the Proxy Statement).

    (f)  Not applicable.

SIGNATURE

    After due inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: November 23, 1999	MERRILL CORPORATION

By: /S/ JOHN W. CASTRO
Name: John W. Castro
Title: President and Chief Executive Officer

By: /S/ JOHN W. CASTRO
Name: John W. Castro

By: /S/ RICK R. ATTERBURY
Name: Rick R. Atterbury

VIKING MERGER SUB, INC.

By: /S/ WILLIAM F. DAWSON, JR.
Name: William F. Dawson, Jr.
Title: President and Treasurer

DLJ MERCHANT BANKING PARTNERS II, L.P.

By DLJ Merchant Banking II, Inc., as managing general partner

By: /S/ WILLIAM F. DAWSON, JR.
Name: William F. Dawson, Jr.
Title: Principal

DLJ OFFSHORE PARTNERS II, C.V., a Netherlands Antilles Limited Partnership

By DLJ Merchant Banking II, Inc., as general partner

By: /S/ WILLIAM F. DAWSON, JR.
Name: William F. Dawson, Jr.
Title: Principal

DLJ DIVERSIFIED PARTNERS, L.P., a Delaware Limited Partnership

By DLJ Diversified Partners II Inc., as managing general partner

By: /S/ IVY DODES
Name: Ivy Dodes
Title: Vice President

DLJMB FUNDING II, INC.

By: /S/ IVY DODES
Name: Ivy Dodes
Title: Vice President

DLJ MERCHANT BANKING PARTNERS II-A, L.P.

By DLJ Merchant Banking II, Inc., as managing general partner

By: /S/ WILLIAM F. DAWSON, JR.
Name: William F. Dawson, Jr.
Title: Principal

DLJ DIVERSIFIED PARTNERS-A L.P.

By DLJ Diversified Partners, Inc., as managing general partner

By: /S/ IVY DODES
Name: Ivy Dodes
Title: Vice President

DLJ EAB PARTNERS, L.P., a Delaware Limited Partnership

By DLJ LBO Plans Management Corporation as general partner
By: /S/ IVY DODES
Name: Ivy Dodes
Title: Vice President

DLJ MILLENNIUM PARTNERS, L.P., a Delaware Limited Partnership

By DLJ Merchant Banking II, Inc., as managing general partner

By: /S/ WILLIAM F. DAWSON, JR.
Name: William F. Dawson, Jr.
Title: Principal

DLJ MILLENNIUM PARTNERS-A, L.P., a Delaware Limited Partnership

By DLJ Merchant Banking II, Inc., as managing general partner

By: /S/ WILLIAM F. DAWSON, JR.
Name: William F. Dawson, Jr.
Title: Principal

DLJ INVESTMENT PARTNERS, L.P., a Delaware Limited Partnership

By DLJ Investment Partners, Inc., as managing general partner

By: /S/ IVY DODES
Name: Ivy Dodes
Title: Vice President

DLJ FIRST ESC L.P.

By DLJ LBO Plans Management Corporation, as general partner

By: /S/ IVY DODES
Name: Ivy Dodes
Title: Vice President

DLJ ESC II L.P.

By DLJ LBO Plans Management Corporation, as general partner

By: /S/ IVY DODES
Name: Ivy Dodes
Title: Vice President

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SIGNATURE